ACQUISITION AGREEMENT



THIS AGREEMENT executed as of October 6, 2000,


AMONG:


     DRAGON PHARMACEUTICALS INC., a company organized and existing under the Laws of the State of Florida, the United States of America, having a principal place of business at 1200 - 543 Granville Street, Vancouver, B.C., V6C 1X8

     ("Dragon")


AND:

     ALPHATECH BIOENGINEERING LIMITED, a company organized and existing under the Laws of Hong Kong having its registered office at 45 Des Voeux Road Central, 11th Floor, Hong Kong

     ("Alphatech")


AND:

     LONGBIN LIU, of 1200 - 543 Granville Street, Vancouver, B.C., V6C 1X8

AND:


     PHILIP YUEN, of 45 Des Voeux Road Central, 11th Floor, Hong Kong

     (together the "Shareholders")


WHEREAS:

(A) Dragon carries on the business of the development, production and marketing of recombinant protein medicines;

(B) Alphatech owns certain assets and technology relating to the production of vaccines;

(C)  Shareholders are the sole shareholders of Alphatech; and

(D) Alphatech has agreed to sell certain of such assets and technology, as well as certain rights related thereto, to Dragon on the terms and subject to the conditions hereinafter contained;


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration for the sum of $10.00 and the mutual covenants and agreements herein contained, and other good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties mutually agree as follows:

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                                     Part 1

                                 INTERPRETATION

Definitions

1.1 In this Agreement, including the recitals, except as otherwise expressly provided or unless the context otherwise requires,

     Affiliate means a company that is related to another company by virtue of the fact that the first company is, directly or indirectly, a subsidiary of the second company or both companies are, directly or indirectly, subsidiaries of the same company or each company is, directly or indirectly, controlled by the same person or company;

     Assets means all the assets ordinarily used, or in which Alphatech hold rights, in connection with the Business, including

     (a)     the Books and Records,
     (b)     the Cells,
     (c)     the Material Contracts,
     (d)     the Rights, and
     (e)     the Technology,

     and all other tangible and intangible property and assets used in connection with the Business whether located on Alphatech's premises or otherwise;

     Assumed Liabilities means those Liabilities set out in Schedule D ;

     Books and Records  means all books,  records,  files,  documents  and other
     written,   electronically   maintained  or  computer  accessed  information
     relating solely to the Assets or the Business;

     Business means the business of producing Hepatitis B vaccine through the application of genetic techniques on hamster ovary cells including the culturing of the Cells and the purification of the HBsAg from the culture of the Cells;

     Business Day means a day that is not a Saturday or a Sunday or a British Columbia provincial, Canadian federal, Florida state, United States federal holiday or Hong Kong holiday;

     Cells means a cell-line of hamster ovary cells and in particular a HBsAgCHO cell culture, which act as a host expression system for the production of HBsAg;

     Confidential Information means all information (including, without limitation, trade secrets, know-how, specifications, analyses, formulae, drawings, data, reports, patterns, devices, plans, processes, or compilations) and any other documentation, whether written, graphic or stored electronically or magnetically, belonging to either Party or any of its Affiliates, including:

     (a) all proprietary information licensed to or acquired, used or developed by the party including information in respect of laboratory or research procedures and techniques, research data, chemical compositions and processes and other scientific strategies and concepts; and

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     (b)  all  information   relating  to  the  party's   business,   structure,
          personnel, operations, financial condition, marketing, advertising and commercial strategies, customer and supplier lists, agreements and contractual records and correspondence that may not be generally known;

     Closing means the completion of the sale and purchase of the Assets hereunder by the transfer and conveyance thereof and the completion of any other related or ancillary matters all as provided herein, and "Closing Time" means the time that Closing occurs;

     Closing Date means October 13, 2000, or such other date as is agreed upon by the parties;

     Encumbrance means any mortgage, charge, pledge, hypothecation, lien, easement, right-of-way, encroachment, security interest, covenant, condition, right of re-entry, right of possession, lease, license, assignment, option, claim or other title defect, encumbrance or charge whatsoever, whether or not registered or registrable and whether or not consensual or arising by law, statutory or otherwise, that secures the payment of any Liabilities or the performance of any obligation or creates in favour of or grants to any Person a proprietary right;

     Governmental Authority means, as applicable, the government of Canada, the government of the United States of America, the government of a Canadian province or territory, the government of a state in the United States of America, the government of Hong Kong, and a ministry, department, commission, board, bureau or other agency of, or municipality, regional district or other local governing body established by, any such government, or other political subdivision thereof and includes any Person exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government;

     Hazardous Substance includes any contaminants, pollutants, dangerous substances, liquid wastes, industrial wastes, hauled liquid wastes, toxic substances, hazardous wastes, hazardous materials, or hazardous substances as defined in or pursuant to any law, judgment, decree, order, injunction, rule, statute and regulation of any court, arbitrator or Governmental Authority by which the Business, the Assets or Alphatech is bound or to which Business, the Assets or Alphatech is subject;

     HBsAg means Hepatitis B vaccine protein;

     Liabilities in respect of a Person means collectively, all liabilities, indebtedness, capitalized lease obligations, advances, debts, duties, endorsements, guarantees, obligations, responsibilities and undertakings of such Person assumed, created, incurred, or made, or to which such Person is bound or subject, whether voluntary or involuntary, however arising, whether due or not due, absolute, inchoate or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether in respect of which such Person is liable individually or jointly with others;

     Material Contracts means all contracts, engagements or commitments, whether written or oral, to which Alphatech is entitled in connection with the Business including the right, title and interest of Alphatech in the material agreements and contracts described in Schedule C;

     Permitted Encumbrances means the Encumbrances described in Schedule D;

     Person means an individual, corporation, body corporate, firm, limited liability company, partnership, syndicate, joint venture, society, association, trust, unincorporated organization or Governmental Authority or any trustee, executor, administrator or other legal representative;

     Purchase Price has the meaning assigned to it in ss.3.1;

     Rights means the right to commercialize, manufacture, have manufactured, market and sublicense the Technology; and

     Technology means all ideas, methods, inventions, know-how, trade secrets, techniques and formulations developed or acquired or licensed by Alphatech relating to the Cells and the commercial production of HBsAg and a Hepatitis B vaccine, including methods for industrial scale-up, purification and vaccine production.

Interpretation

1.2 In this Agreement, except as expressly provided or unless the context otherwise requires,

     (a) "this Agreement" means this Acquisition Agreement, including the Schedules hereto, as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof,

     (b) the headings in this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof,

     (c) the word "including", when following any general statement or term, is not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope,

     (d) all accounting terms not otherwise defined herein have the meanings assigned to them, and all calculations to be made hereunder are to be made, in accordance with United States generally accepted accounting principles applied on a consistent basis,

     (e) all references to currency mean currency of the United States of America,

     (f) a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations,

     (g)  a reference to an entity includes any successor to that entity,

     (h) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa,

     (i) a reference to "approval", "authorization" or "consent" means written approval, authorization or consent, and

     (j) a reference to a Part is to a Part of this Agreement and the symbol ss. followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated.

1.3 The Schedules attached hereto are incorporated in this Agreement by reference and deemed to form a part hereof.

                                     Part 2

                                PURCHASE AND SALE

Assets

2.1 On the Closing Date, Dragon will purchase from Alphatech and Alphatech will sell, assign and transfer to Dragon all of its right, title and interest in the Assets, free and clear of all Encumbrances, except the Permitted Encumbrances.

Excluded Assets and Liabilities

2.2 Dragon is only purchasing the Assets and in particular is not purchasing any of the business of Alphatech, any other assets of Alphatech, its corporate identity or facilities, nor is it hiring any of the employees of Alphatech. Accordingly, Dragon will not assume any Liabilities of Alphatech relating to any of its business or operations, other than as expressly set out in Schedule D , and, without limiting the generality of the foregoing, specifically will not assume

     (a) any liabilities for taxes either accruing or relating to the periods on or prior to the Closing Time, except as otherwise provided in this Agreement;

     (b) any claim, judgment, penalty, settlement agreement or other obligation that is pending or threatened on or prior to the Closing Time;

     (c) any claims, liabilities or other obligations that relate to injuries, actions, omissions, conditions or events that occurred or existed on or prior to the Closing Time, whether or not based on any act or omission of Alphatech, in connection with the operation of the Business;

     (d)  all claims and liabilities arising out of or relating to

          (i) the treatment, storage or disposal on or prior to the Closing Time of Hazardous Materials by Alphatech or any other person on any property used in the operation of the Business,

          (ii) releases, on or before the Closing Time, of Hazardous Materials on, at or from any assets or properties,

          (iii)generation or transportation of Hazardous Materials by Alphatech in the operation of the Business, and

          (iv) releases of Hazardous Materials by any person on or from property used in the operation of the Business prior to Alphatech's ownership or use thereof;

     (e) all severance obligations and other costs of terminating employees of Alphatech prior to the Closing Time from whatever source such obligations and costs arise, including, without limitation, contractual obligations, notices to employees, employment manuals, course of dealings, past practices or otherwise; and

     (f)  all other liabilities accrued prior to the Closing Time, and

Alphatech agrees to pay or otherwise discharge the Liabilities of the Business that are not assumed by Dragon, and any failure to do so will be subject to indemnification under Part 14.

                                     Part 3

                                 PURCHASE PRICE

Purchase Price

3.1 In consideration for the transfer of the Assets, Dragon will, on the Closing Date make a payment to Alphatech in the amount of US$4,000,000 (the "Purchase Price")

Allocation of Purchase Price

3.2 The parties agree to utilize the fair market values of the Assets for the purpose of allocating the purchase price paid the Assets for federal, state, provincial, local and other tax. Each party agrees to report federal, state, local and other tax consequences of the transactions contemplated by this Agreement in a manner consistent with such allocation.

                                     Part 4

                         REPRESENTATIONS AND WARRANTIES

Representations and Warranties of Alphatech

4.1 In order to induce Dragon to enter into and consummate the transactions contemplated by this Agreement, Alphatech and the Shareholders represent and warrant to Dragon the statements contained in Schedule A as representations and warranties that are true, accurate and complete as at the date of this Agreement and at the Closing Time as if such representations and warranties were made at the Closing Time (except insofar as such representations and warranties are stated to be given as of a particular date or for a particular period and relate solely to such date or period, in which case such representations and warranties are true, accurate and complete in all material respects as at that date), subject to the condition, however, that paragraph 14 of Schedule A will not be applicable in the event Longbin Liu ceases to be with Dragon as an officer, employee or consultant for any reason other than a purely voluntary departure.

4.2 Notwithstanding the actual damaged suffered by Dragon, Alphatech's and the Shareholders liability to indemnify or otherwise compensate Dragon for breaches of any representation or warranty set out in paragraphs 12, 13 or 14 of Schedule A will be limited to the amount of the Purchase Price.

Representations and Warranties of Dragon

4.3 In order to induce Alphatech to enter into and consummate the transactions contemplated by this Agreement, Dragon represents and warrants to Alphatech the statements contained in Schedule B as representations and warranties that are true, accurate and complete as at the date of this Agreement and at the Closing Time as if such representations and warranties were made at the Closing Time (except insofar as such representations and warranties are stated to be given as of a particular date or for a particular period and relate solely to such date or period, in which case such representations and warranties are true, accurate and complete in all material respects as at that date).

Survival of Representations and Warranties

4.4 The representations and warranties of each of Alphatech and Dragon contained in this Agreement will not merge at Closing and will survive the Closing and the payment of the Purchase Price and will continue in full force and effect for the benefit of Dragon or Alphatech, as applicable, for a period of three years after the Closing Date.

Breach by Alphatech

4.5 Notwithstanding the actual damage suffered by Dragon, and without limiting the rights of Dragon to receive any other damage award, Dragon will have the right to receive from Alphatech a full refund of the Purchase Price if Alphatech breaches any of the representations and warranties set out in paragraphs 12, 13 or 14 of Schedule A.

                                     Part 5

                                    COVENANTS

Covenants of Alphatech

5.1 Alphatech covenants and agrees with Dragon that from and after the date of execution of this Agreement to the Closing Date:

     (a) as soon as Alphatech has determined that a state of facts exist which results in or will result in

          (i) a representation or warranty contained in ss.4.1 being untrue or incorrect in any material respect, or

          (ii) the non-fulfilment of any of the conditions precedent set forth in ss.6.1.

     Alphatech will notify Dragon of such state of facts;

     (b) Alphatech will obtain any release, waiver, consent, assignment or approval that Dragon, acting reasonably, may advise is required in order that the execution and delivery of this Agreement, the completion of the transactions contemplated hereby and the observance and performance of the obligations of Alphatech herein will not result in a representation or warranty contained in ss.4.1 being untrue or incorrect;

     (c) Alphatech will maintain in force policies of insurance heretofore maintained,

     (d) Alphatech will take good care of, do and make all necessary repairs and maintenance to, and take reasonable care to protect and safeguard, the Assets;

     (e) Alphatech will permit Dragon, its officers, directors, agents, professional advisors or other authorized representatives at any time and from time to time to inspect and review the Assets, the Business and the Books and Records and for these purposes will permit such persons at any time and from time to time upon reasonable notice and during regular business hours to enter into or upon such premises where the Assets or any such information may be;

     (f) Alphatech will not sell, consume, or dispose of or transfer possession of any of the Assets (except in the usual and ordinary course of the operation of the Business);

     (g) Alphatech will conduct the Business, only in the usual and ordinary course of the operation of such business, endeavour to preserve the organization of such business intact and preserve the goodwill of the suppliers and customers and others having business relations with Alphatech relating to such business;

     (h) Alphatech will be liable for and pay all sales, use, transfer and similar taxes, properly payable upon and in connection with the sale and transfer of the Assets; and

     (i) Alphatech will make all necessary tax, governmental and other filings required of it in a timely fashion.

Covenants of Dragon

5.2  Dragon covenants and agrees with Alphatech that Dragon will:

     (a) co-operate with Alphatech with respect to the covenants set forth in ss.5.1 and the satisfaction of the conditions precedent set forth in ss.6.1;

     (b) at the request of Alphatech, execute and deliver such applications for consent and such assumption agreements, and provide such information as may reasonably be necessary to obtain the consents referred to in ss.5.1(b) and will reasonably assist and cooperate with Alphatech in obtaining the said consents; provided that nothing herein will obligate Dragon to assume or become liable or responsible for any liabilities or obligations of Alphatech other than as expressly set forth in this Agreement; and

     (c) on and after the Closing Time, assume, perform and discharge all obligations arising under the Material Contracts and all other contracts, commitments or engagements relating to the Business which are entered into by Alphatech between the date of this Agreement and the Closing Time in the usual and ordinary course of the operation of the Business, and will indemnify and save Alphatech harmless of and from all claims, demands, suits and actions in respect thereof.

Mutual Covenants

5.3 Each party intends to treat the transactions contemplated herein as fully taxable transactions for applicable income tax purposes. Neither party hereto will take any action inconsistent with this treatment.

                                     Part 6

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF DRAGON

Conditions Precedent of Dragon

6.1 Notwithstanding any other provision of this Agreement, the obligation of Dragon to complete the purchase of the Assets is subject to the following conditions being met:

     (a) the representations and warranties of Alphatech contained in this Agreement and in any agreement, certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby, are true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date except

          (i) to the extent that any of such representations and warranties have been waived by Dragon or affected by the transactions between the parties contemplated hereby, or

          (ii) insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

     (b) all of the covenants, agreements and deliveries of Alphatech to be performed or complied with by it on or before the Closing Date have been duly performed or complied with, except to the extent that such performance or compliance has been waived by Dragon or is prevented by a default by Dragon in the performance of its obligations hereunder;

     (c) all consents or approvals required to be obtained by Alphatech for the purpose of selling, assigning or transferring the Assets have been obtained;

     (d) from the date hereof to the Closing Date, no event has occurred and no action has been taken which materially and adversely affects the Business, or any of the Assets, or the value thereof; and

     (e) no injunction or restraining order of a court, administrative tribunal, arbitrator or Governmental Authority of competent jurisdiction being in effect which prohibits the transactions contemplated hereunder and no action or proceeding having been instituted and remaining pending before any such court, administrative tribunal, arbitrator or Governmental Authority to restrain or prohibit the transactions contemplated hereby.

Conditions for Benefit of Dragon

6.2 The foregoing conditions are for the exclusive benefit of Dragon and any such condition may be waived in whole or in part by Dragon on or before the Closing Date by delivery to Alphatech of a written waiver to that effect, signed by Dragon.

                                     Part 7

                CONDITIONS PRECEDENT TO OBLIGATIONS OF ALPHATECH

Conditions Precedent of Alphatech

7.1 Notwithstanding any other provision of this Agreement, the obligation of Alphatech to complete the transactions contemplated hereunder is subject to the following conditions being met:

     (a) the representations and warranties of Dragon contained in this Agreement and in any agreement, certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby, are true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date except

          (i) to the extent that any of such representations and warranties have been waived by Alphatech or affected by the transactions between the parties contemplated hereby, or

          (ii) insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

     (b) all of the covenants, agreements and deliveries of Dragon to be performed or complied with by it on or before the Closing Date have been duly performed or complied with, except to the extent that such performance or compliance has been waived by Alphatech or is prevented by a default by Alphatech in the performance of its obligations hereunder;

     (c) from the date hereof to the Closing Date, no event has occurred and no action has been taken which materially and adversely affects the business or assets of Dragon; and

     (d) no injunction or restraining order of a court, administrative tribunal, arbitrator or Governmental Authority of competent jurisdiction being in effect which prohibits the transactions contemplated hereunder and no action or proceeding having been instituted and remaining pending before any such court, administrative tribunal, arbitrator or Governmental Authority to restrain or prohibit the transactions contemplated hereby.

Conditions for Benefit of Alphatech

7.2 The foregoing conditions are for the exclusive benefit of Alphatech and any such condition may be waived in whole or in part by Alphatech on or before Closing Date by delivery to Dragon of a written waiver to that effect, signed by Alphatech.

                                     Part 8

                              DELIVERIES AT CLOSING

Closing

8.1 Subject to the terms and conditions of this Agreement, the Closing will take place at the offices of Dragon in Vancouver, British Columbia at 11:00 a.m. on the Closing Date, or at such other location or time as the parties may agree. If the Closing has not occurred by December 31, 2000 either party may terminate this Agreement, provided that no such termination will relieve any party from any liability for any breach or default of the terms of this Agreement.

Deliveries of Alphatech

8.2  At the Closing, Alphatech will deliver or cause to be delivered to Dragon:

     (a) a certified copy of a resolution of the directors of Alphatech duly passed, authorizing the execution, delivery and implementation of this Agreement, and of all transactions contemplated hereby and of all documents to be delivered by Alphatech pursuant hereto;

     (b) where applicable, all deeds of conveyance, bills of sale, transfer and assignments and assumption agreements, duly executed, in form and content satisfactory to Dragon, appropriate to effectively vest good and marketable title to the Assets in Dragon to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is necessary or desirable;

     (c) all consents or approvals required to be obtained by Alphatech hereunder;

     (d) possession of the Assets including the Cells and Technology, and all rights appurtenant thereto;

     (e) a legal opinion, addressed to Dragon, dated the Closing Date, substantially in the form set out in Schedule F , delivered by the counsel for Alphatech;

     (f) a certificate of a senior officer of Alphatech certifying as to the accuracy of the representations and warranties of Alphatech herein as at the Closing Date and the fulfilment by Alphatech of the covenants and agreements required to be fulfilled by it at or before the Closing, which will include a representation and warranty that all third party consents have been obtained; and

     (g) all such other documents and instruments as counsel for Dragon may reasonably require.

Deliveries of Dragon

8.3  At the Closing, Dragon will deliver or cause to be delivered to Alphatech:

     (a) a certified copy of resolutions of the directors of Dragon duly passed, authorizing the execution, delivery and implementation of this Agreement, and of all transactions contemplated hereby and of all documents to be delivered by Dragon pursuant hereto;

     (b) evidence of a deposit of US$4,000,000 representing payment for the Purchase Price into the trust account of Alphatech's authorized agent, Messrs. Yung, Yu, Yuen & Company at the Wing Lung Bank Limited, Head Office, 45 Des Voeux Road Central, Hong Kong (the "Agent"), account number 0113504;

     (c) a legal opinion, addressed to Alphatech, dated the Closing Date, substantially in the form set out in Schedule G , delivered by the counsel for Dragon;

     (d) a certificate of a senior officer of Dragon certifying as to the accuracy of the representations and warranties of Dragon herein as at the Closing Date and the fulfilment by Dragon of the covenants and agreements required to be fulfilled by it at or before the Closing.

8.4 Immediately after the receipt by Dragon of all of Alphatech's Assets, Dragon will authorize the Agent to pay out US$4,000,000 from the Agent's trust account to Alphatech as full and final payment of the Purchase Price.

                                     Part 9

                          LOSS OR DAMAGE BEFORE CLOSING

Loss or Damage Closing

9.1 If, before the Closing Date, there will have been any loss or damage to any of the Assets, Alphatech will forthwith thereafter deliver to Dragon a detailed list showing the insurance coverage with respect thereto, particulars of any claims made by Alphatech under its insurance coverage, and the standing of such claims and if, notwithstanding such loss or damage, Dragon elects by notice in writing to Alphatech to complete the transactions contemplated herein, the sale and purchase provided for herein will be completed and Alphatech will, on Closing

     (a) pay to Dragon all monies received by Alphatech before the Closing Date as proceeds of insurance with respect thereto, and

     (b) deliver to Dragon, a duly executed assignment in form and substance satisfactory to Dragon of all of Alphatech' interest in and to any proceeds of insurance with respect to any such items and Alphatech' written undertaking to cooperate with Dragon in the satisfactory settlement of all claims.

                                    Part 10

                                   ADJUSTMENTS

Effective Date of Transfer of Assets

10.1 Subject as otherwise specified in this Agreement, all transactions in the Business conducted before the Closing Date will be for the account of Alphatech and all transactions in the Business on or after that date will be for the account of Dragon. From and after the Closing Date, all amounts expended by Alphatech for the Business and the Assets in the ordinary course, including insurance premiums, will be reimbursed by Dragon, forthwith upon request.

                                     Part 11

                                   CONVEYANCE

Conveyance of Assets

11.1 On completion of the Closing, this Agreement will, without further act or formality, operate as a transfer to Dragon of all Assets to be sold and purchased hereunder as the same will be at the close of business on the Closing Date.

Trust Regarding Assets Not Conveyed

11.2 If any of the Assets intended to be transferred hereunder are not transferred to Dragon on the Closing Date, Alphatech will hold as bare trustee in trust for, and at the sole cost of Dragon, all such Assets from the Closing Time until such Assets are effectively transferred.

                                    Part 12

                       NON-COMPETITION AND CONFIDENTIALITY

Non-Competition

12.1 For a period of three years from the Closing Date, Alphatech will not, directly or indirectly, in sole proprietorship, in any partnership or joint venture or as an owner of more than 10% of the shares in the capital of any class of a corporation or in any other manner, compete with Dragon in the manufacture, marketing and sale of a Hepatitis B vaccine.

Confidential Information

12.2 As a result of completing the transactions contemplated by this Agreement, each party (the "Recipient") acknowledges that it may acquire or hold Confidential Information (other than information that is an Asset) belonging to (whether acquired by Discloser before the date of, or as a result of the transactions contemplated by, this Agreement) the other party (the "Discloser"). Alphatech also acknowledges that certain directors, officers and employees of Alphatech, and its agents or third party agents and contractors, may be aware of Confidential Information that forms part of the Assets, which information is, for the purpose of this Part, deemed to belong to Dragon as a Discloser. Discloser warrants that it has the right to disclose the Confidential Information disclosed to Recipient under this Agreement.

Property

12.3 Except as provided for in this Agreement, all Confidential Information belonging to Discloser (whether acquired by Discloser before the date of, or as a result of the transactions contemplated by, this Agreement) will remain the exclusive property of the Discloser.

12.4 Except as expressly set out herein, nothing in this Agreement confers on Recipient any interest, licence or other right in respect of Confidential Information of the Discloser.

Fiduciary Relationship

12.5 Recipient acknowledges that certain of the Confidential Information consists of information vital to the business and commercial prospects of Discloser and that such information is of a special, valuable and unique nature and would not normally be disclosed to Recipient and, accordingly, Recipient will act as a fiduciary of Discloser in holding and using such Confidential Information.

Obligation of Confidentiality

12.6 Except as provided for in this Agreement, all Confidential Information belonging to Discloser and known to or held by Recipient will be held in strict confidence and the Recipient:

     (a) agrees to use such Confidential Information only for the purposes of completing the transactions contemplated by this Agreement;

     (b) will, and will ensure that each of its directors, officers, employees and agents (collectively, the "Recipient's Agents") will, hold in confidence and keep confidential the Confidential Information disclosed to them by the Discloser;

     (c) will not, and will ensure that none of the Recipient's Agents will, directly or indirectly, use or disclose any such Confidential Information except to the extent that it is strictly necessary to enable the Recipient to exercise its rights and perform its obligations under this Agreement;

     (d) will not, and will ensure that none of the Recipient's Agents will, except to the extent necessary to enable the Recipient to exercise its rights or perform its obligations under this Agreement, make copies of such Confidential Information;

     (e) will, upon the request of the Discloser, return, and cause the Recipient's Agents to return, all Confidential Information and copies thereof to the Discloser; and

     (f) will, and will ensure that each of the Recipient's Agents will, maintain all such Confidential Information in a manner so as to protect the same against wrongful disclosure, misuse, espionage and theft.

Exceptions

12.7 Nothing in this Agreement will prevent the Recipient or the Recipient's Agents from making use of or disclosing any Confidential Information:

     (a) which has already become generally available to the public through no breach of this Agreement or any other obligation of the Recipient or the Recipient's Agents to the Disclosing Party;

     (b) which the Recipient can show, through written evidence, has been independently developed, without use of any Confidential Information belonging to the Discloser, by employees of the Recipient who had no access to such Confidential Information;

     (c) which the Recipient can show, through written evidence, was received by it on a non-confidential basis from a source other than the Discloser and which source, to the knowledge of Recipient, lawfully obtained such information and had the right to disclose such information; or

     (d) which is required to be disclosed pursuant to a final order or judgment of a court of competent jurisdiction and in such case the parties will cooperate with one another to seek to obtain an
          appropriate   protective  order  or  other  reliable   assurance  that
          confidential treatment will be afforded to such Confidential Information.

Recipient will immediately notify Discloser if Recipient becomes legally compelled to disclose any Confidential Information sufficiently in advance of the date of disclosure so as to provide Discloser with a reasonable opportunity to seek an appropriate remedy to enjoin such disclosure from occurring.

Reasonable Restriction

12.8 Each party agrees that the restrictions contained in this Part are reasonable in order to protect the respective legitimate business interests of the parties and all defences to the strict enforcement of such restrictions are hereby waived by the parties.

Injunctive Relief

12.9 Each party acknowledges that a breach by it of any covenants contained in this Part could result in damages to the other party to this Agreement which damages could not adequately be compensated for by monetary award. Accordingly, each party agrees that in the event of any such breach by such party, in addition to all other remedies available to any other party at law or in equity, such other party will be entitled as a matter of right to apply to a court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate, to ensure compliance with the provisions of this Agreement.

Survival of Covenants

12.10The covenants and agreements contained in this Part, except ss.12.1, will survive the Closing for a period of three years after the Closing Time and will be separate and distinct covenants and agreements enforceable after the termination of the remainder of this Agreement in accordance with the terms thereof, and any reference in this Agreement to termination will not influence the termination of this Part unless specifically agreed to by the parties.

                                    Part 13

                               DISPUTE RESOLUTION

Disputes

13.1 If at any time there is a dispute among the parties with respect to any matter relating to this Agreement, any party that wishes the issue to be considered further will give notice to the other of that it requires the dispute to be decided under the terms of this Agreement.

Referral to Senior Officers

13.2 If a notice is given under ss.13.1, each party will designate a senior officer to undertake discussions for the purpose of settling the dispute. A decision reached by these officers and communicated in writing to the parties will be determinative of the dispute and will be binding on each party.

Arbitration

13.3 If no decision is reached under ss.13.2 within 30 days of the dispute being sent for consideration, either party may, by notice to the other party given at any time before a decision is rendered under ss.13.2, submit the dispute for determination by a single arbitrator acting under the Rules of the British Columbia Commercial Arbitration Centre.

13.4 If the parties can not agree on a single arbitrator, the arbitrator will be appointed by the British Columbia International Commercial Arbitration Centre.

13.5 The arbitration will take place in Vancouver, British Columbia and will be administered by the British Columbia International Arbitration Centre and conducted in accordance with the procedures of the Centre.

Legal Proceedings

13.6 A legal proceeding commenced by a party to this Agreement in respect of an issue or dispute that may be arbitrated under this Agreement will be stayed until the time during which an arbitration may be initiated has expired or, if an arbitration is initiated, a decision on the arbitration is delivered or the arbitration process has otherwise ended.

Exclusions

13.7 This Part will not apply to any action pursuant to Part 12 or any actions seeking any grant of provisional remedies, including injunctions, restraining orders and specific performance, and each party reserves its right to commence such action or seek such remedies from a court of competent jurisdiction.

                                    Part 14

                                   INDEMNITIES

Indemnity

14.1 Subject to ss.14.2, without prejudice to any other remedy available to a party (the "Indemnified Party") at law or in equity, the other party (the "Indemnifying Party") hereby agrees, forthwith upon demand, to indemnify and save harmless the Indemnified Party from and against any and all costs, losses, damages, taxes or expenses suffered or incurred by the Indemnified Party in any manner arising out of, in connection with, with respect to or relating to any representation or warranty the Indemnifying Party set forth in this Agreement, including any representation or warranty given at Closing, being untrue or incorrect or the failure of the Indemnifying Party to observe or perform any of its obligations pursuant hereto, and any and all goods and services taxes, actions, suits, proceedings, demands, assessments, judgments, reasonable costs and reasonable legal and other expenses incidental thereto.

Claim Limits

14.2 Any claim(s) under ss.14.1

     (a) must exceed $100,000 in the aggregate before any claim is made, in which event all damages or deficiencies may be claimed and not just the amount in excess of the aforementioned amount,

     (b) must be claimed within a period of four years after the Closing Date, and

     (c) can not, if it relates to any breach of a representation or warranty set out in paragraphs 12, 13 or 14 of Schedule A, in the aggregate against Alphatech exceed the Purchase Price.

Notification Regarding Claim

14.3 Each party will promptly notify the other when it has determined that it has actual (and not attributed or assumed) knowledge of a state of facts which gives rise to a claim under this Part.

Litigation

14.4 Dragon will promptly notify Alphatech of any claim made by any Person against Dragon in respect of which Dragon has the right to indemnity under ss.14.1. If Alphatech acknowledges and accepts liability in respect of such claim,

     (a) Alphatech will be entitled (but not obligated) to assume the defence of any such claim, in which case Alphatech will do so in a bona fide and diligent fashion and will bear the costs and expenses associated therewith,

     (b)  and if Alphatech has elected not to assume the defence of such claim,

          (i) Dragon will be entitled (but not obligated) to do so, and will bear the cost and expenses associated therewith provided that any such costs and expenses will be recoverable from Alphatech under ss.14.1,

          (ii) Alphatech will have the right to join such proceeding as a party defendant, each of Dragon and Alphatech hereby agreeing to the entry of an order making Alphatech a party defendant in such proceeding should Alphatech so wish,

     (c)  and if Alphatech has elected to assume the defence of such claim,

          (i) Alphatech will select and employ legal counsel to appear and to participate in any proceeding relating to such claim on behalf of Dragon (subject to the approval of such legal counsel by Dragon) unless both Alphatech and Dragon are defendants in any such proceeding and, in the reasonable opinion of independent counsel to Dragon, Dragon may have legal defences available to it which are different from or in addition to those available to Alphatech or representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case Alphatech will be liable for the fees and expenses of one such separate counsel, and

          (ii) Dragon will, at the cost of Alphatech, cooperate with Alphatech in contesting such claim, and

          (iii)Alphatech will be the sole judge of the acceptability of any compromise or settlement of such proceeding provided that such compromise or settlement

               (A) results in the complete release of Dragon from all claims which are the subject of such proceeding in respect of which Dragon has the right to make a claim under ss.14.1,

               (B) requires no more than the payment of money (that is, Dragon is not required to admit any wrong doing or to take or refrain from taking any material action), and

               (C) does not contain any admission of liability or fault on the part of Dragon,

        and Dragon is satisfied, acting reasonably, that the full amount of money required to be paid by Dragon as a result of such settlement will be paid by Alphatech. In all other cases such compromise or settlement will require the prior written approval of Dragon.

                                    Part 15

                               GENERAL PROVISIONS

Modifications, Approvals and Consents

15.1 No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the appropriate party and then only in the specific instance and for the specific purpose given.

Survival of Covenants

15.2 The covenants and agreements contained in ss.3.2 and Part 14 will survive the termination of the remainder of this Agreement and will be separate and distinct covenants and agreements enforceable after the termination of the remainder of this Agreement in accordance with the terms thereof, and any reference in this Agreement to termination will not influence the termination of such provisions unless specifically agreed to by the parties.

Further Assurances

15.3 The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

Entire Agreement

15.4 The provisions in this Agreement and the other agreements contemplated herein constitute the entire agreement among the parties and supersede all previous expectations, understandings, communications, representations and agreements, whether verbal or written, among the parties, including, without limitation, all previous confidentiality agreements between the parties, and if there is any conflict between the terms of this Agreement and the terms of any other agreements with respect to the subject matter hereof, the provisions of this Agreement will prevail.

Notice

15.5 Every notice, request, demand, direction or other communication (each, for the purposes of ss.15.5, 15.6 and 15.7, a "Notice") required or permitted to be given pursuant to this Agreement will be deemed to be well and sufficiently given if in writing and delivered by hand (including recognized overnight courier service) or transmitted by facsimile, in each case addressed as follows:

     (a)  if to Alphatech at:
          45 Des Voeux Road Central
          11th Floor
          Hong Kong
          Attention:  President
          Fax:  852-2869-5860

          if to the Shareholders at:
          Longbin Liu
          12th Floor
          543 Granville Street
          Vancouver, B.C.
          V6C 1X8
          Fax:  (604) 669-4243

          Philip Yuen
          45 Des Voeux Road Central
          11th Floor
          Hong Kong
          Fax:  852-2869-5860


          with a copy to:


          Koffman Kalef
          19th Floor
          885 West Georgia Street
          Vancouver, B.C.
          V6C 3H4
          Attention:  Bernard G. Poznanski
          Fax:  (604) 891-3788

     (b)  if to Dragon at:
          12th Floor
          543 Granville Street
          Vancouver, B.C.
          V6C 2X8
          Attention:  CEO and CFO
          Fax:  (604) 669-4243
          with a copy to

          Lang Michener Lawrence & Shaw
          1500 - 1055 West Georgia Street
          P.O. Box 11117
          Vancouver, British Columbia
          V6E 4N7
          Attention:  Leo Raffin
          Fax:  (604) 689-9111


or to such other address or transmission receiving station as is specified by the particular party by Notice to the other.

Deemed Receipt

15.6 Any Notice delivered or sent as aforesaid will be deemed conclusively to have been effectively given and received on the day Notice was delivered or sent as aforesaid if it was delivered or sent on a day that was a Business Day or on the next day that is a Business Day if it was delivered or sent on a day that was not a Business Day.

Change of Address

15.7 A party may at any time, by Notice to the other, change its address to some no less convenient address and will so change its address whenever its address ceases to be suitable for delivery by hand.

Enurement

15.8 This Agreement will enure to the benefit of and be binding upon Alphatech and Dragon and their respective permitted assigns.

Assignment

15.9 Alphatech may not assign its rights, title or interests, or any part thereof, under this Agreement, other than to an Affiliate of Alphatech, except with the prior written consent of Dragon, which consent may be arbitrarily withheld. Dragon may not assign its rights, title or interests, or any part thereof, under this Agreement to any person, other than to an Affiliate of Dragon, except with the prior written consent of Alphatech, which consent may be arbitrarily withheld.

Applicable Law

15.10This  Agreement will be deemed to have been made in the Province of British
     Columbia and the construction, validity and performance of this Agreement will be governed in all respects by the laws prevailing in the Province of British Columbia.

Attornment

15.11Each party irrevocably attorns to the non-exclusive jurisdiction of the courts of British Columbia and all courts having appellate jurisdiction thereover in respect of any proceeding arising out of or relating to this Agreement.

Convenient Forum

15.12Notwithstanding ss.15.10 and ss.15.11, at its absolute discretion Dragon may proceed against Alphatech in any court of any other jurisdiction in the world and, if required by law, may elect for this Agreement to be governed by the laws of the jurisdiction most applicable to Alphatech in respect of the action undertaken.

Severability

15.13If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

Counterparts

15.14This Agreement may be executed in any number of counterparts or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that all of the parties are not signatories to the same counterpart or facsimile.


IN WITNESS WHEREOF the above noted parties have executed this Agreement as and of the date first above written.



The Common Seal of                                 )
DRAGON PHARMACEUTICALS INC.                        )
was affixed in the presence of:                    )
                                                   )
                                                   )           C/S
                                                   )
Authorized Signatory                               )
                                                   )
                                                   )
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Authorized Signatory                               )
                                                   )



The Common Seal of                                 )
ALPHATECH BIOENGINEERING LIMITED                   )
was affixed in the presence of:                    )
                                                   )
                                                   )           C/S
                                                   )
Authorized Signatory                               )
                                                   )
                                                   )
--------------------------------------------
Authorized Signatory                               )

Signed, Sealed and Delivered by LONGBIN LIU in     )
the presence of:                                   )
                                                   )
                                                   )
                                                   )
                                                   )   LONGBIN LIU
Witness (Signature)                                )
                                                   )
                                                   )
                                                   )
                                                   )
--------------------------------------------       )
Name (please print)                                )
                                                   )
                                                   )
                                                   )
                                                   )
--------------------------------------------       )
Address                                            )




City, Province



Signed, Sealed and Delivered by PHILIP YUEN in     )
the presence of:                                   )
                                                   )
                                                   )
                                                   )
                                                   )   PHILIP YUEN
Witness (Signature)                                )
                                                   )
                                                   )
                                                   )
                                                   )
--------------------------------------------       )
Name (please print)                                )
                                                   )
                                                   )
                                                   )
                                                   )
--------------------------------------------       )
Address                                            )
                                                   )
                                                   )
                                                   )
City, Province                                     )